[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) GLOBAL
                               GROWTH FUND

                               ANNUAL REPORT o OCTOBER 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 29
Notes to Financial Statements ............................................. 36
Independent Auditors' Report .............................................. 42
MFS' Year 2000 Readiness Disclosure ....................................... 44
Trustees and Officers ..................................................... 45

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended October 31, 1999, Class A shares of the Fund provided a total return of 38.13%, Class B shares 37.12%, Class C shares 37.15%, and Class I shares 38.55%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average global fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 28.13%. The Fund's returns also compare to a 26.41% return for the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. A combination of three factors helped lead the Fund's strong performance. First was the investments in U.S. technology and telecommunications stocks, which generally posted strong returns. Emerging market holdings also aided performance. Finally, an expanded emphasis on Japanese stocks was a plus.

    The ongoing explosion of the Internet, coupled with investors' seemingly unquenchable thirst for fast-growing companies, helped boost the majority of our U.S. technology holdings to double- and triple-digit returns. Cisco Systems, the number one maker of equipment that steers data between computers, and software giant Microsoft each posted exceedingly strong gains. Other hearty performers included Oracle and Sun Microsystems. On the telecommunications front, one of our best performers was MCI WorldCom. It and other telecommunications holdings were buoyed by the rapidly expanding demand for wireless communications and data transmission.

Q.  HOW DID TELECOMMUNICATIONS COMPANIES BEYOND U.S. BORDERS PERFORM?

A. The Fund's holdings in foreign telecommunications companies also fared quite well. Europe, which leads the United States in cellular communications penetration, had its share of telecommunications winners, with many companies enjoying better-than-expected subscriber growth. In particular, our holdings in German telecommunications company Mannesmann and British cellular company Orange performed quite well. In Japan, some of the biggest standouts were NTT Mobile Communications Network. Likewise, some of our best-performing emerging market holdings came from the telecommunications sector, with Telefonos de Mexico and several of the Brazilian telecom companies that once made up the state-owned Telebras posting exceptionally good returns.

Q.  WHICH EMERGING MARKET HOLDINGS WERE POSITIVE CONTRIBUTORS TO PERFORMANCE?

A. The Philippines came out of last year's Asian crisis on much firmer ground than many of its neighbors, which helped our holdings in the South Korean market stage a strong rally in response to investors' enthusiasm for the way the country handled its fiscal and political challenges. That, plus a more favorable backdrop for semiconductor chips, helped lift the performance of our holdings in South Korea's Samsung Electronics. In Taiwan, the semiconductor turnaround boosted the technology sector.

    We identified some attractive opportunities in the more developed markets of Hong Kong and Singapore, such as Datacraft, an information technology company, and the Development Bank of Singapore (DBS). We believe that, like emerging markets, Hong Kong and Singapore are poised to benefit from Southeast Asia's economic turnaround. In addition, we have more confidence in the banking and political systems in Hong Kong and Singapore. A more favorable fiscal policy helped Turkish bank Yapi ve Kredi Bankasi also contributed to the Fund's performance.

Q. WHY WERE JAPANESE HOLDINGS SUCH AN IMPORTANT CONTRIBUTOR TO THE FUND'S PERFORMANCE?

A. By the end of the year, we had doubled our holdings in Japanese companies, which were some of the strongest performers in the global market. Our decision to increase our exposure to Japan stemmed from the tremendous amount of corporate restructuring that was taking place. Companies were cutting costs, selling off noncore assets, and renewing their focus on improving their bottom lines. Companies that fit these criteria include NTT Mobile Communications Network and Sakura Bank, both of which posted good gains. In addition, we identified pockets of opportunities where Japan's economic rebound translated into real earnings growth. Discount retailers such as Don Quijote, Fast Retailing, and Rock Field enjoyed impressive earnings growth of 50% to 100% this year, and their stocks rallied in response.

Q.  DID ANY POSITIONS DETRACT FROM PERFORMANCE?

A. Some of our European stock picks were disappointing. British Aerospace, which we bought because we believed it would benefit from consolidation in the aerospace sector, was one of the biggest detractors. Investors, who expected the company to hook up with a foreign competitor, looked unfavorably on the company's merger with another U.K. company. However, we have maintained a position in British Aerospace because we believe consolidation will continue and ultimately may translate into better earnings for the company. In addition, we think that the stock is cheap and that its government contracts should help provide a measure of earnings predictability. In the United States, Office Depot suffered under the weight of intensified competition from megastores and Internet-based suppliers.

Q. ALTHOUGH THE RETURNS OF EUROPEAN STOCKS WERE MUTED BY A SLOW ECONOMY, WERE THERE ANY FUND HOLDINGS THAT BUCKED THE TREND?

A. Companies involved with advertising were strong performers for the Fund. The introduction of the euro earlier this year and the tremendous wave of consolidation among European companies combined to create a much more competitive environment for most industries. Many European companies have responded to increased competitive pressures by expanding their advertising efforts as a means to set them apart from their competition. That advertising upswing, in turn, helped boost French television company Television Francaise.

Q.  WHAT'S YOUR OUTLOOK FOR GLOBAL MARKETS?

A. We're reasonably optimistic about U.S. stocks, although we think the market's leadership will eventually change. Last year's market climb was led by fewer and fewer large-cap technology companies. As a result, many of the best-performing, large technology stocks have had valuations that to us look a bit stretched. But beyond the handful of high-flying technology names, we think there are many attractive bargains in the domestic market. As long as the U.S. economy remains relatively strong, we believe U.S. stocks could do well.

    We're also optimistic about many of the emerging markets. In our view, some of the turmoil they experienced a couple of years ago ultimately translated into positive results, including better financial discipline. That newfound sense of responsibility, coupled with an ongoing global recovery and potential commodity price appreciation, could benefit emerging markets.

    In Europe, part of our enthusiasm stems from cheap stocks and from the economy's recent rebound. But there are other reasons as well. A lot of the recent corporate restructuring has begun to lead to better financial results. Because companies have become more efficient and most of the costs of restructuring are behind them, we think corporate earnings growth could outstrip economic growth there.

    It's unclear whether Japan's recent growth spurt will turn into a sustained economic recovery. In our view, there are some positive signs. Because of their restructuring efforts, banks presumably are in a better position to lend as a means to stimulate economic growth. In general, we are optimistic about the potential of individual companies rather than about improvement in the overall economy. But until there's more concrete evidence that Japan's rebound is here to stay, we'll remain selective, using MFS Original Research(R) to help us find investment opportunities even in difficult markets.

/s/ David A. Antonelli                     /s/ John W. Ballen

    David A. Antonelli                         John W. Ballen
    Director of International                  Portfolio Manager
    Equity Research*

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

* The committee of MFS international research analysts is responsible for the day-to-day management of a portion of the Fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the portfolio managers and the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND. MR. BALLEN IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/ SUN LIFE ANNUITY PRODUCTS, MFS(R) INSTITUTIONAL MID CAP GROWTH FUND, MFS(R) GLOBAL GROWTH FUND, AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER AND PORTFOLIO MANAGER IN 1986, VICE PRESIDENT IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

   TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE GLOBAL GROWTH SERIES AND THE EMERGING GROWTH SERIES, BOTH OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MS. SHIMURA JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS CAPITAL APPRECIATION BY INVESTING IN SECURITIES
                         OF COMPANIES WORLDWIDE GROWING AT RATES MANAGERS EXPECT
                         TO BE WELL ABOVE THE GROWTH RATE OF THE U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   NOVEMBER 18, 1993

CLASS INCEPTION:         CLASS A  NOVEMBER 18, 1993
                         CLASS B  NOVEMBER 18, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $608.7 MILLION NET ASSETS AS OF OCTOBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1999. Index information is from December 1, 1993.)

         MFS Global      S&P 500      MSCI All                    Russell 2000
        Growth Fund -   Composite     Country         MSCI        Total Return
           Class A        Index      World Index   World Index       Index
        -------------   ---------    -----------   -----------    ------------
12/93      $ 9,425       $10,121       $10,581       $10,494       $10,342
10/94       10,964        10,487        11,604        11,467        10,304
10/95       11,564        13,259        12,430        12,618        12,194
10/96       13,383        16,454        14,370        14,741        14,219
10/97       15,414        21,738        16,632        17,272        18,390
10/98       15,107        26,518        18,755        19,982        16,212
10/99       20,868        33,326        23,707        25,024        18,623

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH OCTOBER 31, 1999

CLASS A
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +38.13%      +55.93%      +90.32%      +121.41%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +38.13%      +15.96%      +13.74%      + 14.29%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +30.19%      +13.69%      +12.40%      + 13.16%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +37.12%      +52.49%      +83.08%      +111.41%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +37.12%      +15.10%      +12.86%      + 13.40%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +33.12%      +14.34%      +12.61%      + 13.31%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +37.15%      +52.45%      +83.33%      +111.93%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +37.15%      +15.09%      +12.89%      + 13.45%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +36.15%      +15.09%      +12.89%      + 13.45%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +38.55%      +57.26%      +91.94%      +123.29%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +38.55%      +16.29%      +13.93%      + 14.45%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Average global fund+(+)                                 +28.13%      +15.73%      +14.06%      + 13.78%
---------------------------------------------------------------------------------------------------------
MSCI All Country World Index#(+)                        +26.41%      +18.16%      +15.36%      + 15.71%
---------------------------------------------------------------------------------------------------------
MSCI World Index#(+)**                                  +25.24%      +19.29%      +16.89%      + 16.77%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(+)#**             +25.67%      +26.52%      +26.02%      + 22.56%
---------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index(+)#**                   +14.87%      + 9.41%      +12.57%      + 11.08%
---------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through
    October 31, 1999. Index information is from December 1, 1993, through October 31, 1999.
  + Source: Lipper Analytical Services, Inc.
(+) Average annual rates of return.
  # Standard & Poor's Micropal, Inc.
 ** Effective October 31, 1999, these indices are no longer being used as benchmarks because we believe the
    MSCI All Country World Index better reflects the Fund's investment objective and strategies.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the Fund's Class B shares for periods prior to its inception (blended performance). Class I share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance returns have not been adjusted to take into account differences in class- specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1999

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                                   34.9%
               UTILITIES & COMMUNICATIONS                   18.5%
               FINANCIAL SERVICES                           11.9%
               LEISURE                                       5.8%
               CONGLOMERATES, SPECIAL PROJECTS/SERVICES      5.5%

TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  3.7%           TYCO INTERNATIONAL, LTD.  2.5%
U.S. computer network developer     U.S. security systems, packaging, and
                                    electronic equipment conglomerate
ORACLE CORP.  3.2%
U.S. database software developer    NTT MOBILE COMMUNICATIONS NETWORK, INC. 2.1%
  and manufacturer                  Japanese cellular phone company
MICROSOFT CORP.  2.7%
U.S. computer software and systems  MANNESMANN AG  1.7%
company                             German industrial and telecommunications
                                    company
MCI WORLDCOM, INC.  2.5%
U.S. telecommunications company     BMC SOFTWARE, INC. 1.6%
                                    U.S. computer software company
QUALCOMM, INC.  2.5%
U.S. teleommunications equipment    NIPPON TELEPHONE & TELEGRAPH CO.  1.3%
company                             Japanese telecommunication services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1999

Stocks - 91.7%
----------------------------------------------------------------------------------------
ISSUER                                                         SHARES              VALUE
----------------------------------------------------------------------------------------
Foreign Stocks - 51.1%
  Argentina
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                   2,662             56,235
    Perez Companc S.A. (Oils)                                  28,476       $    171,508
                                                                            ------------
                                                                            $    227,743
----------------------------------------------------------------------------------------
  Australia - 0.6%
    Cable & Wireless Optus (Telecommunications)             1,189,700       $  2,721,496
    QBE Insurance Group Ltd. (Insurance)                      255,931          1,068,169
                                                                            ------------
                                                                            $  3,789,665
----------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Ace Ltd. (Insurance)                                          800       $     15,550
    Global Crossing Ltd. (Telecommunications)*                 48,000          1,662,000
                                                                            ------------
                                                                            $  1,677,550
----------------------------------------------------------------------------------------
  Brazil - 0.6%
    Aracruz Celulose S.A. (Forest and Paper Products)          12,900       $    264,450
    Banco Itau S.A. (Banks and Credit Cos.)                 3,434,700            197,174
    Caemi Mineracao e Metalurgica S.A. (Minerals)           1,481,300             69,471
    Cia Brasileira de Distribuicao Grupo Pao de Acucar,
      ADR (Supermarkets)                                        8,200            179,375
    Cia Vale Rio Doce, Bonus Shares (Mining)                   29,553                  0
    Companhia Energetica do Ceara, Preferred, "A"
      (Utilities - Electric)                                   55,000            115,582
    Companhia Vale Rio Doce, ADR (Steel)                       18,400            366,896
    Companhia Vale Rio Doce, Preferred (Mining)                 6,153            122,335
    Petroleo Brasileiro S.A. (Oils)                            18,900            299,943
    Petroleo Brasileiro S.A., Preferred (Oils)              5,975,000            950,916
    Tele Centro Sul Participacoes S.A.
      (Telecommunications)*                                28,711,985            206,915
    Tele Centro Sul Participacoes S.A., ADR
      (Telecommunications)*                                     1,900            113,525
    Tele Centro Sul Participacoes S.A., Preferred
      (Telecommunications)*                                16,871,000            201,570
    Telesp Participacoes S.A. (Telecommunications)              4,700             76,081
    Telesp Participacoes S.A. (Telecommunications)          6,244,485             64,973
    Telesp Participacoes S.A., Preferred
      (Telecommunications)                                     19,459            312,182
    Uniao de Banco Brasiliero S.A. (Banks and Credit
      Cos.)                                                     9,850            226,550
                                                                            ------------
                                                                            $  3,767,938
----------------------------------------------------------------------------------------
  Canada - 0.8%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                                93,600       $  1,129,050
    Aliant, Inc. (Telecommunications)                          75,400          1,135,048
    BCE, Inc. (Telecommunications)                             30,500          1,837,625
    Canadian National Railway Co. (Railroads)                  32,264            984,052
    QLT Phototherapeutics (Medical and Health Products)*          800             33,900
                                                                            ------------
                                                                            $  5,119,675
----------------------------------------------------------------------------------------
  Chile - 0.1%
    Distribucion y Servicio S.A., ADR (Supermarkets)           16,890       $    275,518
----------------------------------------------------------------------------------------
  China - 0.4%
    China Telecom Hong Kong Ltd. (Telecommunications)*         26,800       $  1,809,000
    Guangshen Railway Ltd., ADR (Railroads)                    85,100            489,325
                                                                            ------------
                                                                            $  2,298,325
----------------------------------------------------------------------------------------
  Colombia
    Bancolombia S.A. (Banks and Credit Cos.)                   22,400       $     93,800
----------------------------------------------------------------------------------------
  Czechoslovakia
    SPT Telecom AS (Telecommunications)*                       13,500       $    201,150
----------------------------------------------------------------------------------------
  Egypt
    Egypt Mobile Phone (Telecommunications)*                   10,500       $    271,649
----------------------------------------------------------------------------------------
  Estonia
    As Eesti Telekom, GDR (Telecommunications)##                9,955       $    156,294
----------------------------------------------------------------------------------------
  Finland - 2.0%
    Helsingin Puhelin Oyj (Telecommunications)                 42,631       $  2,023,917
    Nokia Corp., ADR (Telecommunications)                      38,700          4,472,269
    Perlos Oyj Corp. (Electronics)*                            93,200          1,528,797
    Sonera Oyj (Telecommunications)                            81,000          2,431,647
    Tieto Corp. (Computer Software - Systems)                  41,870          1,452,869
                                                                            ------------
                                                                            $ 11,909,499
----------------------------------------------------------------------------------------
  France - 4.2%
    Axa (Insurance)                                            26,700       $  3,764,866
    Banque Nationale de Paris (Banks and Credit Cos.)          14,600          1,281,884
    Bouygues S.A. (Construction)                                8,260          2,874,865
    Business Objects S.A., ADR (Computer Software -
      Systems)*                                                   500             36,000
    Castorama-Dubois Investisse (Stores)                        8,130          2,434,669
    Rhone-Poulenc S.A. (Pharmaceuticals)                       64,400          3,602,525
    Sanofi - Synthelabo S.A. (Medical and Health
      Products)*                                               12,100            533,736
    SEITA (Tobacco)                                            48,300          2,691,736
    Television Francaise (Entertainment)                       11,689          3,662,714
    Total S.A., "B" (Oils)                                     21,200          2,864,497
    Wavecom S.A., ADR (Electronics)*                           81,200          1,583,400
                                                                            ------------
                                                                            $ 25,330,892
----------------------------------------------------------------------------------------
  Germany - 2.4%
    Fielmann AG, Preferred (Retail)                            17,600       $    666,231
    Henkel KGaA, Preferred (Chemicals)                         39,783          2,698,154
    Mannesmann AG (Conglomerate)                               60,516          9,513,073
    Porsche AG (Automotive)                                       500          1,361,693
    SAP AG, ADR (Computer Software - Systems)                  10,800            395,550
                                                                            ------------
                                                                            $ 14,634,701
----------------------------------------------------------------------------------------
  Greece - 0.6%
    Alpha Credit Bank S.A., GDR (Banks and Credit Cos.)         9,540       $    729,893
    Antenna TV S.A., ADR (Broadcasting)*                       53,050            477,450
    Athens Medical Center, GDR (Medical and Health
      Technology and Services)                                  3,800            227,256
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                     70,368          1,491,750
    National Bank of Greece, GDR (Banks and Credit Cos.)        4,865            348,951
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                    13,800            296,700
                                                                            ------------
                                                                            $  3,572,000
----------------------------------------------------------------------------------------
  Hong Kong - 1.1%
    China Telecom Ltd. (Telecommunications)                 1,038,000       $  3,547,747
    Li & Fung Ltd. (Wholesale)                              1,676,000          2,858,780
    Yue Yuen Industrial Holdings (Holding Co.)                211,000            535,105
                                                                            ------------
                                                                            $  6,941,632
----------------------------------------------------------------------------------------
  Hungary - 0.1%
    Gedeon Richter Ltd., GDR (Pharmaceuticals)                  2,045       $     91,309
    Magyar Olaj Es Gazipari KT (Gas)                            4,630             93,331
    Magyar Tavkozlesi Rt., ADR (Telecommunications)            15,405            443,857
    OTP Bank Rt. (Banks and Credit Cos.)                        2,400            109,051
                                                                            ------------
                                                                            $    737,548
----------------------------------------------------------------------------------------
  India - 0.4%
    ICICI Ltd.*                                                52,000       $    572,000
    Infosys Technologies Ltd., ADR (Computer Software -
      Services)                                                 7,000          1,057,000
    Larsen & Toubro Ltd. (Construction - Special)                 460              4,228
    Tata Iron and Steel Co. Ltd. (Steel)                           50                171
    Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##      61,000            954,650
                                                                            ------------
                                                                            $  2,588,049
----------------------------------------------------------------------------------------
  Indonesia - 0.2%
    Gulf Indonesia Resources Ltd. (Oil Services)*             109,350       $    867,966
    H M Sampoerna TBK (Tobacco)                               190,000            442,313
                                                                            ------------
                                                                            $  1,310,279
----------------------------------------------------------------------------------------
  Ireland - 1.0%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)      1,155,348       $  2,690,259
    Bank of Ireland (Banks and Credit Cos.)*                  277,300          2,163,531
    Elan Corp. PLC, ADR (Health Products)*                     39,100          1,006,825
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                                1,050             18,506
                                                                            ------------
                                                                            $  5,879,121
----------------------------------------------------------------------------------------
  Israel - 0.1%
    Blue Square Israel Ltd. (Retail)                           28,825       $    376,527
    ECI Telecom Ltd. (Telecommunications)                       7,812            227,524
                                                                            ------------
                                                                            $    604,051
----------------------------------------------------------------------------------------
  Italy - 0.8%
    Banca Carige S.p.A. (Banks and Credit Cos.)                99,829       $    877,551
    San Paolo - Imi S.p.A (Banks and Credit Cos.)             136,517          1,768,508
    Telecom Italia Mobile S.p.A. (Telecommunications)         387,000          2,417,168
                                                                            ------------
                                                                            $  5,063,227
----------------------------------------------------------------------------------------
  Japan - 13.6%
    Kyocera Corp. (Electronics)                                 6,000       $    575,705
    Pioneer Electronic Corp. (Electronics)                     71,000          1,267,809
    Aeon Credit Service Co., Ltd. (Financial Services)         10,600          1,545,960
    Canon, Inc. (Special Products and Services)               138,000          3,906,160
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)          234,000          2,784,111
    Coca-Cola West Japan Co. Ltd. (Food and
      Beverage Products)                                       12,000            534,254
    Daiwa Securities Group, Inc. (Banks and Credit Cos.)      362,000          3,865,918
    DDI Corp. (Telecommunications)                                122          1,334,485
    Don Quijote Co., Ltd. (Retail)                             19,400          4,839,762
    East Japan Railway Co. (Railroads)                            367          2,250,173
    Fast Retailing Co. (Retail)                                 7,400          1,775,091
    Fuji Heavy Industries Ltd. (Automotive)                   123,000          1,045,653
    Hitachi Ltd. (Electronics)                                422,000          4,563,366
    Keyence Corp. (Electronics)                                10,030          2,689,872
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                       52,000          1,097,678
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)       53,900          1,124,856
    Mitsubishi Motor (Automotive)                             290,000          1,505,373
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                  467          7,169,449
    Nitto Denko Corp. (Industrial Goods and Services)          37,000          1,462,675
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                        431         11,455,287
    Orix Corp. (Financial Services)                            46,800          6,286,701
    Rock Field Co., Ltd. (Food Products)                       16,600            821,877
    Rohm Co. (Electronics)                                     14,000          3,143,351
    Sakura Bank Ltd. (Banks and Credit Cos.)                  419,000          3,602,226
    Sony Corp. (Electronics)                                    7,600          1,185,723
    Sony Corp., ADR (Electronics)                               5,300            846,675
    Sumitomo Bank Ltd. (Banks and Credit Cos.)                 97,000          1,561,754
    Takeda Chemical Industries Co. (Pharmaceuticals)           50,000          2,873,729
    Terumo Corp. (Pharmaceuticals)                             87,000          2,646,229
    Toshiba Corp. (Electronics)                               160,000          1,007,100
    Ushio, Inc. (Electronics)                                 161,000          1,981,990
                                                                            ------------
                                                                            $ 82,750,992
----------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Malayan Banking Berhad (Banks and Credit Cos.)+            91,000       $    293,475
    Malaysian Pacific Industries Berhad (Electronics)+         82,000            338,250
    Resorts World Berhad (Entertainment)+                     116,000            316,100
    Sime Darby Berhad (Holding Company)+                      250,000            283,750
    Telekom Malaysia Berhad (Telecommunications)+             102,000            298,350
                                                                            ------------
                                                                            $  1,529,925
----------------------------------------------------------------------------------------
  Mexico - 1.4%
    Cemex S.A. (Construction)*                                 10,760       $    242,100
    Cemex S.A. Preferred (Construction)*                            1                  5
    Cifra S.A. de C.V. (Retail)*                              244,135            384,232
    Cifra S.A. de C.V., ADR (Retail)*                           6,000             93,720
    Coca-Cola Femsa S.A., ADR (Beverages)                      33,700            467,588
    Fomento Economico Mexicano S.A. (Food and
      Beverage Products)                                       13,140            431,156
    Grupo Continential, S.A. (Food and Beverage Products)     138,400            155,587
    Grupo Financiero Banorte S.A. de C.V. (Finance)*          132,200            165,129
    Grupo Mexico, S.A. (Metals)                                52,700            190,898
    Grupo Modelo S.A. de C.V. (Brewery)                       323,000            790,101
    Grupo Television S.A. de C.V., GDR (Entertainment)*         7,100            301,750
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                         277,500            889,664
    Organiz Soriana S.A., "B" (General Merchandise)           141,600            524,717
    Pan American Beverage (Food and Beverage Products)        128,500          2,064,031
    Telefonos de Mexico S.A. (Utilities - Telephone)          433,900          1,847,248
                                                                            ------------
                                                                            $  8,547,926
----------------------------------------------------------------------------------------
  Netherlands - 3.1%
    Akzo Nobel N.V. (Chemicals)                                35,330       $  1,520,901
    Fugro N.V. (Engineering)*                                  53,205          1,790,243
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)                                                63,588          1,721,717
    IHC Caland N.V. (Marine Equipment)*                        22,990            997,177
    ING Groep N.V. (Financial Services)                        64,374          3,796,015
    Koninklijke Ahrend Groep N.V. (Consumer Goods
      and Services)*                                          100,438          1,378,218
    Koninklijke Philips Electronics N.V. (Electronics)         26,200          2,686,058
    New Holland N.V. (Agricultural Products)                    1,200             18,225
    STMicroelectronics N.V. ADR (Electronics)                  30,050          2,638,399
    STMicroelectronics N.V. (Electronics)*                      3,600            327,150
    Wolters Kluwer N.V. (Publishing)*                          66,500          2,221,510
                                                                            ------------
                                                                            $ 19,095,613
----------------------------------------------------------------------------------------
  New Zealand - 0.1%
    Warehouse Group (Retail)                                  146,000       $    565,598
----------------------------------------------------------------------------------------
  Philippines - 0.6%
    Bank of Philippine Islands (Banks and Credit Cos.)        247,800       $    656,670
    Metro Bank & Trust Co. (Banks and Credit Cos.)            103,400            775,500
    Philippine Long Distance Telephone Co.
      (Utilities - Telephone)                                  39,800            818,387
    SM Prime Holding, Inc. (Real Estate)                    7,788,500          1,382,459
                                                                            ------------
                                                                            $  3,633,016
----------------------------------------------------------------------------------------
  Poland - 0.2%
    Agora S.A. (Entertainment)*##                              20,411       $    205,641
    Bank Rozwoju Eksportu S.A. (Banks and
      Credit Cos.)                                              7,200            196,348
    Telekomunikacja Polska S.A.
      (Telecommunications)##                                  113,680            574,084
    Telekomunikacja Polska S.A., GDR
      (Telecommunications)                                      9,200             46,460
                                                                            ------------
                                                                            $  1,022,533
----------------------------------------------------------------------------------------
  Portugal - 0.5%
    Banco Pinto & Sotto Mayor S.A. (Banks and
      Credit Cos.)                                            132,311       $  2,754,676
----------------------------------------------------------------------------------------
  Singapore - 1.4%
    Chartered Semiconductor Manufacturing Co.,
      ADR (Electronics)                                        23,975       $    795,671
    Datacraft Asia Ltd. (Telecommunications)                  470,000          2,162,000
    DBS Group Holdings Ltd. (Financial Services)              366,287          4,141,325
    Natsteel Electronics Ltd. (Electronics)                   407,000          1,590,991
                                                                            ------------
                                                                            $  8,689,987
----------------------------------------------------------------------------------------
  South Africa - 0.6%
    De Beers Centenary AG (Diamonds - Precious Stones)         19,367       $    529,393
    De Beers Consolidated Mines Ltd. (Mining)                   5,000            135,312
    Dimension Data Holdings Ltd. (Financial
      Institutions)                                           108,051            524,528
    Imperial Holdings Ltd. (Conglomerate)*                     46,873            435,232
    Liberty Life Association of Africa Ltd.
      (Insurance)                                              35,321            327,968
    Nedcor Ltd. (Banks and Credit Cos.)                        21,704            427,101
    Sasol Ltd. (Oils)                                          86,180            589,630
    South African Breweries Ltd. (Brewery)                     65,276            572,083
    South African Breweries Ltd., ADR (Brewery)                23,900            212,007
                                                                            ------------
                                                                            $  3,753,254
----------------------------------------------------------------------------------------
  South Korea - 1.2%
    Hanvit Bank (Banks and Credit Cos.)*##                     42,900       $    317,460
    Housing & Commercial Bank of Korea (Banks
      and Credit Cos.)                                         34,350            908,169
    Kookmin Bank (Banks and Credit Cos.)                       22,700            354,037
    Korea Telecom Corp. (Telecommunications)*                  59,400          2,093,850
    LG Chemical Ltd. (Chemicals)                               16,400            496,514
    Pohang Iron & Steel Co. Ltd. (Construction)                 9,470          1,137,348
    Pohang Iron & Steel Co. Ltd., ADR
      (Construction)                                            3,500            116,812
    Samsung Corp. (Electronics)                                16,500            261,468
    Samsung Electronics (Electronics)                           9,058          1,510,926
                                                                            ------------
                                                                            $  7,196,584
----------------------------------------------------------------------------------------
  Spain - 1.1%
    Cortefiel S.A. (Retail)                                    86,100       $  2,247,964
    Repsol S.A. (Oils)                                         76,300          1,572,498
    Repsol S.A., ADR (Oil Services)                            23,700            485,850
    Telefonica Publicidad e Informacion S.A.
      (Utilities - Telephone)*                                  1,900             41,415
    Telefonica S.A. (Telecommunications)*                     150,948          2,482,410
                                                                            ------------
                                                                            $  6,830,137
----------------------------------------------------------------------------------------
  Sweden - 2.3%
    A-Com AB (Communications)*                                 17,100       $    197,652
    Celsius AB (Aerospace)                                    146,300          2,296,228
    Ericsson LM, "B" (Telecommunications)                      77,400          3,220,684
    Ericsson LM, ADR (Telecommunications)                      57,200          2,445,300
    Saab AB, "B" (Aerospace)                                  317,500          2,472,320
    Skandia Forsakrings AB (Insurance)                        139,400          3,103,808
                                                                            ------------
                                                                            $ 13,735,992
----------------------------------------------------------------------------------------
  Switzerland - 1.4%
    Compagnie Financiere Richemont AG
      (Conglomerate)                                              231       $    441,444
    Julius Baer Holdings (Banks and Credit Cos.)                  645          1,940,757
    Nestle S.A. (Food and Beverage Products)                    1,699          3,278,028
    UBS AG (Banks and Credit Cos.)                             10,700          3,114,221
                                                                            ------------
                                                                            $  8,774,450
----------------------------------------------------------------------------------------
  Taiwan - 1.1%
    Advanced Semiconducor, Inc., GDR
      (Electronics)                                            44,300       $    886,000
    ASE Test Ltd. (Electronics)*                               55,800          1,395,000
    Fubon Insurance Co., GDR (Insurance)                       37,620            346,104
    Ritek Corp. (Computer - Software Systems)*                 19,950            259,350
    Taipei Fund (Finance)*                                        238          2,130,100
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)                                        52,499          1,817,778
                                                                            ------------
                                                                            $  6,834,332
----------------------------------------------------------------------------------------
  Thailand - 0.2%
    Total Access Communications Public Co., Ltd.,
      ADR (Telecommunications)*                               360,000       $    871,200
    Thai Farmers Bank (Banks and Credit Cos.)                 259,000            365,876
                                                                            ------------
                                                                            $  1,237,076
----------------------------------------------------------------------------------------
  Turkey - 0.3%
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)         100,357,091       $  1,461,349
    Yapi ve Kredi Bankasi, GDR (Banks and
      Credit Cos.)                                              7,990            117,453
                                                                            ------------
                                                                            $  1,578,802
----------------------------------------------------------------------------------------
  United Kingdom - 5.8%
    Anglo American PLC (Metals)                                10,683       $    569,068
    Anglo American PLC, ADR (Metals)                            2,186            116,951
    Antofagasta Holdings PLC (Minerals)                        26,000            178,529
    ARM Holdings PLC, ADR (Computer Software
      - Systems)*                                              41,600          3,525,600
    Boots Co. PLC (Retail)*                                   197,600          2,027,111
    BP Amoco PLC (Oils)                                       355,776          3,454,000
    British Aerospace PLC (Aerospace)*                        399,727          2,363,873
    British Telecommunications PLC
      (Telecommunications)*                                   167,965          3,046,113
    Cable & Wireless Communications PLC
      (Telecommunications)                                    122,800          1,286,996
    Capital Radio PLC (Broadcasting)                           80,750          1,325,153
    Coca-Cola Beverages PLC (Beverages)*                      300,100            576,780
    COLT Telecom Group PLC (Telecommunications)*               14,600            435,779
    Computacenter PLC (Computer - Services)                   221,000          2,305,282
    Diageo PLC (Food and Beverage Products)*                  105,000          1,067,673
    ICON PLC, ADR (Biotechnology)*                                100              1,350
    Lloyds TSB Group PLC (Banks and Credit Cos.)*             187,300          2,590,646
    Next PLC (Stores)                                          91,813            990,141
    Nycomed Amersham PLC (Medical and
      Health Products)                                        282,600          1,736,209
    Orange PLC (Telecommunications)                            83,700          2,078,909
    Reuters Group PLC (Business Services)                     154,500          1,421,264
    Tesco PLC (Retail)*                                       373,100          1,107,801
    Zeneca Group PLC (Medical and Health Products)             62,900          2,843,526
                                                                            ------------
                                                                            $ 35,048,754
----------------------------------------------------------------------------------------
  Venezuela - 0.3%
    Ca la Electricidad de Caracas, ADR
      (Utilities - Electric)                                   66,700       $  1,283,975
    Mavesa S.A. (Consumer Goods and Services)                  74,300            236,831
                                                                            ------------
                                                                            $  1,520,806
----------------------------------------------------------------------------------------
Total Foreign Stocks                                                         311,550,759
----------------------------------------------------------------------------------------
U.S. Stocks - 40.6%
  Advertising - 0.2%
    Big Flower Holdings, Inc.*                                    500       $     15,093
    Lamar Advertising Co., "A"*                                   400             21,600
    Omnicom Group, Inc.                                         1,600            140,800
    Outdoor Systems, Inc.*                                        700             29,662
    Young & Rubicam, Inc.                                      24,100          1,102,575
                                                                            ------------
                                                                            $  1,309,730
----------------------------------------------------------------------------------------
  Airlines
    Airborne Freight Corp.                                        400       $      8,600
    Atlas Air, Inc.*                                              600             16,200
    Skywest, Inc.                                                 450             11,166
                                                                            ------------
                                                                            $     35,966
----------------------------------------------------------------------------------------
  Automotive
    AutoNation, Inc.*                                           1,800       $     18,113
    Group 1 Automotive, Inc.*                                     600             10,050
                                                                            ------------
                                                                            $     28,163
----------------------------------------------------------------------------------------
  Banks and Credit Companies
    First Tennessee National Corp.                                400       $     13,600
----------------------------------------------------------------------------------------
  Biotechnology
    Guidant Corp.                                               2,700       $    133,313
----------------------------------------------------------------------------------------
  Broadcasting
    Source Media, Inc.*                                           700       $      5,359
    Spanish Broadcasting Systems, Inc.*                         1,225             32,616
    Westwood One, Inc.*                                           500             23,062
                                                                            ------------
                                                                            $     61,037
----------------------------------------------------------------------------------------
  Building
    Sherwin Williams Co.                                          600       $     13,425
----------------------------------------------------------------------------------------
  Business Machines - 1.2%
    Affiliated Computer Services, Inc., "A"*                      400       $     15,200
    Seagate Technology, Inc.*                                     600             17,662
    Sun Microsystems, Inc.*                                    46,400          4,909,700
    Texas Instruments, Inc.                                    26,900          2,414,275
                                                                            ------------
                                                                            $  7,356,837
----------------------------------------------------------------------------------------
  Business Services - 0.2%
    Abacus Direct Corp.*                                          200       $     29,300
    Adelphia Business Solutions*                                1,300             36,887
    Affiliated Managers Group, Inc.*                              500             13,375
    Bea Systems, Inc.*                                          3,100            141,437
    Breakaway Solutions, Inc.*                                    400             21,275
    Building One Services Corp.*                                  324              3,605
    Concord EFS, Inc.*                                            750             20,297
    First Data Corp.                                            2,000             91,375
    IMRglobal Corp.*                                            2,600             26,650
    Insight Enterprises, Inc.*                                    450             16,819
    Learning Tree International, Inc.*                         25,100            461,212
    Pegasus Systems, Inc.*                                        400             17,100
    Predictive Systems, Inc.*                                     100              4,350
    Professional Detailing, Inc.*                                 400             10,000
    Tanning Technology Corp.*                                     700             24,588
    Teletech Holdings, Inc.*                                    1,400             19,863
    UsWeb Corp.*                                                  500             19,375
                                                                            ------------
                                                                            $    957,508
----------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Powertel, Inc.*                                             3,600       $    211,950
    Telephone & Data Systems, Inc.                              3,800            437,950
    Triton PCS Holdings, Inc.*                                  1,100             38,775
                                                                            ------------
                                                                            $    688,675
----------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Maxtor Corp.*                                               1,100       $      6,050
----------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    America Online, Inc.*                                      18,700       $  2,425,156
    Mercury Interactive Corp.                                     300             24,338
    Microsoft Corp.*                                          160,000         14,810,000
    Symantec Corp.*                                             6,000            286,500
                                                                            ------------
                                                                            $ 17,545,994
----------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    EMC Corp.*                                                  5,800       $    423,400
    Internet Commerce Corp.*                                    2,800             44,100
    Intertrust Technologies Corp.*                                375             20,437
    iXL Enterprises, Inc.*                                        300             12,544
    Legato Systems, Inc.                                          200             10,750
    Tecnomatix Technologies Ltd.*                               2,000             43,750
                                                                            ------------
                                                                            $    554,981
----------------------------------------------------------------------------------------
  Computer Software - Systems - 7.2%
    Aspect Development, Inc.                                      400       $     14,150
    Acer, Inc.                                                 73,200            699,060
    ACT Networks, Inc.*                                           800              5,200
    Adobe Systems, Inc.                                        15,000          1,049,062
    Agile Software Corp.*                                         175             17,150
    Alteon Websystems, Inc.*                                      250             17,938
    Aspen Technology, Inc.*                                       500              6,375
    BMC Software, Inc.*                                       141,637          9,091,325
    Cadence Design Systems, Inc.*                              69,400          1,054,012
    Checkfree Holdings Corp.*                                     600             22,425
    China Common Corp.*                                           100              5,288
    Clarify, Inc.*                                                600             46,350
    Computer Associates International, Inc.                    87,775          4,959,287
    Compuware Corp.*                                          112,000          3,115,000
    Comverse Technology, Inc.*                                 11,500          1,305,250
    CSG Systems International, Inc.*                            4,500            154,406
    Cysive, Inc.*                                                 900             51,806
    Edwards (J.D.) & Co.*                                       6,100            146,019
    Foundry Networks, Inc.*                                       375             71,063
    Harbinger Corp.*                                            1,200             19,125
    I2 Technologies, Inc.                                       7,400            584,137
    JNI Corp.*                                                    350             18,703
    Keane, Inc.*                                                  900             21,150
    Liberate Technologies*                                        575             39,172
    Manugistics Group, Inc.*                                    4,200             48,300
    NCR Corp.*                                                    300              9,938
    NetIQ Corp.*                                                  375             17,133
    New Era of Networks, Inc.*                                  3,000             97,313
    Oracle Corp.*                                             377,160         17,938,672
    Siebel Systems, Inc.*                                       9,500          1,043,219
    Smartdisk Corp.                                               150              8,222
    Sycamore Networks, Inc.                                       450             96,750
    Synopsys, Inc.*                                               500             31,156
    Vantive Corp.*                                              2,200             25,575
    VERITAS Software Corp.*                                    19,200          2,071,200
                                                                            ------------
                                                                            $ 43,900,931
----------------------------------------------------------------------------------------
  Conglomerates - 2.3%
    Tyco International Ltd.                                   347,800       $ 13,890,262
----------------------------------------------------------------------------------------
  Consumer Goods and Services
    Atwood Oceanics, Inc.*                                        500       $     14,531
    Callaway Golf Co.                                           1,200             16,125
    Carson, Inc., "A"*                                         20,900             60,088
    TV Guide, Inc.*                                               400             21,050
                                                                            ------------
                                                                            $    111,794
----------------------------------------------------------------------------------------
  Containers
    Owens Illinois, Inc.*                                         800       $     19,150
    Sealed Air Corp.*                                             300             16,613
    Smurfit-Stone Container Corp.*                                900             19,462
    U.S. Can Corp.*                                               100              1,950
                                                                            ------------
                                                                            $     57,175
----------------------------------------------------------------------------------------
  Electrical Equipment
    Jabil Circuit, Inc.*                                          400       $     20,900
    Micrel, Inc.*                                                 800             43,500
                                                                            ------------
                                                                            $     64,400
----------------------------------------------------------------------------------------
  Electronics - 2.5%
    Altera Corp.*                                             113,100       $  5,499,487
    Analog Devices, Inc.*                                      19,800          1,051,875
    Applied Materials, Inc.*                                    8,100            727,481
    Applied Micro Circuits Corp.*                                 800             62,250
    ATMI, Inc.*                                                   600             16,163
    Burr-Brown Corp.*                                             600             23,587
    Conexant Systems, Inc.*                                    12,600          1,176,525
    Credence Systems Corp.*                                       600             27,375
    E Tek Dynamics, Inc.                                        4,400            293,150
    Electro Scientific Industries, Inc.*                          400             21,600
    Flextronics International Ltd.*                               360             25,560
    Intel Corp.                                                23,700          1,835,269
    Linear Technology Corp.                                     3,300            230,794
    LTX Corp.*                                                  1,400             22,138
    Maxim Integrated Products, Inc.*                              300             23,681
    Microchip Technology, Inc.*                                   400             26,650
    MIPS Technologies, Inc.*                                      400             11,550
    Novellus Systems, Inc.*                                     7,300            565,750
    Optical Coating Laboratory, Inc.                              300             32,062
    Photronics, Inc.*                                             600             12,563
    Quanta Services, Inc.*                                        600             16,725
    Sanmina Corp.*                                                300             27,019
    SDL, Inc.*                                                  4,500            554,906
    SIPEX Corp.*                                                3,000             34,500
    Solectron Corp.*                                            1,600            120,400
    Xilinx, Inc.*                                              31,800          2,500,275
                                                                            ------------
                                                                            $ 14,939,335
----------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Acme Communications, Inc.*                                    375       $     13,500
    CBS Corp.*                                                 39,000          1,903,687
    Clear Channel Communications, Inc.*                        53,217          4,277,316
    Comcast Corp., "A"                                         13,400            564,475
    Cox Radio, Inc., "A"*                                      43,500          3,045,000
    Emmis Broadcasting Corp., "A"*                              3,900            281,288
    Harrah's Entertainment, Inc.*                                 800             23,150
    Hearst-Argyle Television, Inc.*                               600             12,188
    Infinity Broadcasting Corp.*                                4,900            169,356
    International Speedway Corp.                                  821             42,384
    Macromedia, Inc.*                                          11,900            766,806
    Premier Parks, Inc.*                                          700             20,256
    Radio Unica Communications Co.*                               625             17,891
    Time Warner, Inc.                                          42,900          2,989,594
    Tivo, Inc.*                                                    25              1,072
    Univision Communications, Inc., "A"*                        5,700            484,856
    USA Networks, Inc.*                                           700             31,544
                                                                            ------------
                                                                              14,644,363
----------------------------------------------------------------------------------------
  Finance
    R.O.C. Taiwan Fund*                                        28,400       $    218,325
----------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    American Express Co.                                        6,900       $  1,062,600
    CIT Group, Inc., "A"                                          400              9,550
    Citigroup, Inc.                                            12,900            698,212
    Hambrecht & Quist Group, Inc.*                                500             24,688
    Lehman Brothers Holdings, Inc.                              7,600            560,025
    Paine Webber Group, Inc.                                      300             12,225
    Waddell & Reed Financial, Inc., "A"                           600             14,400
                                                                            ------------
                                                                            $  2,381,700
----------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                 600       $     31,500
    Jefferson Smurfit Corp.                                   493,200          1,285,188
                                                                            ------------
                                                                            $  1,316,688
----------------------------------------------------------------------------------------
  Internet - 0.1%
    Akamai Technologies, Inc.*                                    525       $     76,223
    Data Return Corp.*                                            650              9,791
    Digital Insight Corp.*                                        500             19,813
    Hoover's, Inc.*                                               200              2,025
    Internap Network Services Corp.*                            1,075             99,303
    Keynote Systems, Inc.*                                        325             14,747
    Satyam Infoway Ltd.*                                        1,400             54,250
    Talk.com, Inc.*                                             3,400             54,187
    VeriSign, Inc.*                                             1,300            160,550
    Women.com Networks, Inc.                                    1,150             20,700
                                                                            ------------
                                                                            $    511,589
----------------------------------------------------------------------------------------
  Leisure
    Speedway Motorsports, Inc.*                                   400       $     17,450
----------------------------------------------------------------------------------------
  Machinery
    SI Handling Systems, Inc.                                  19,050       $    152,400
----------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Biomatrix, Inc.*                                              400       $      9,075
    C.R. Bard, Inc.                                               300             16,181
    Johnson & Johnson Co.                                         958            100,350
    King Pharmaceuticals, Inc.*                                 1,400             42,350
    Pharmacia & Upjohn, Inc.                                   50,500          2,723,844
    Respironics, Inc.*                                          1,000              8,438
    The Liposome, Inc.*                                         1,200              9,450
                                                                            ------------
                                                                            $  2,909,688
----------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Affymetrix, Inc.*                                           2,600       $    229,125
    Allscripts, Inc.*                                             800             12,500
    Alpharma, Inc.                                                400             14,075
    Biogen, Inc.*                                              12,300            911,737
    Cyberonics, Inc.*                                             100              1,406
    Enzon, Inc.*                                                1,200             35,175
    Genentech, Inc.*                                            8,700          1,268,025
    Henry Schein, Inc.*                                           300              3,900
    Human Genome Sciences, Inc.*                                3,600            314,550
    IDEXX Laboratories, Inc.*                                     700             10,588
    ImClone Systems, Inc.*                                        700             19,513
    Medimmune, Inc.*                                           27,600          3,091,200
    PE Corp.                                                    5,900            382,762
    Province Healthcare Co.*                                      400              6,450
    Ranbaxy Laboratories Ltd.                                  22,100            433,160
    Transkaryotic Therapies, Inc.*                                500             23,250
    United Healthcare Corp.                                     1,700             87,869
                                                                            ------------
                                                                            $  6,845,285
----------------------------------------------------------------------------------------
  Metal Fabrication
    The Timken Co.                                                900       $     16,144
----------------------------------------------------------------------------------------
  Metals and Minerals
    Phelps Dodge Corp.                                            156       $      8,795
----------------------------------------------------------------------------------------
  Office Equipment
    Boise Cascade Office Products Corp.*                          900       $      9,225
    United Stationers, Inc.*                                      800             20,400
                                                                            ------------
                                                                            $     29,625
----------------------------------------------------------------------------------------
  Oils - 0.6%
    Atlantic Richfield Co.                                     36,000       $  3,354,750
----------------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    Andrx Corp.*                                                  400       $     19,100
    Sepracor, Inc.*                                             9,800            815,237
                                                                            ------------
                                                                            $    834,337
----------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Polaroid Corp.                                             16,500       $    368,156
----------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Electronics for Imaging, Inc.*                                500       $     20,156
    Times Mirror Co., "A"                                         200             14,425
    Tribune Co.                                                30,300          1,818,000
                                                                            ------------
                                                                            $  1,852,581
----------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.5%
    Brinker International, Inc.*                                  700       $     16,319
    CEC Entertainment, Inc.*                                      750             24,047
    Cendant Corp.*                                            159,549          2,632,558
    Four Seasons Hotels, Inc.                                     400             16,675
    IHOP Corp.*                                                   600             10,838
    Papa John's International, Inc.*                              400             14,950
    Promus Hotel Corp.*                                           861             29,489
    Starwood Hotels & Resorts Co.                                 500             11,469
                                                                            ------------
                                                                            $  2,756,345
----------------------------------------------------------------------------------------
  Retail - 0.1%
    Lands End, Inc.*                                            1,300       $    100,019
    Quiksilver, Inc.*                                             600              8,475
    Tandy Corp.                                                10,900            686,018
    Tommy Hilfiger Corp.*                                         400             11,300
                                                                            ------------
                                                                            $    805,812
----------------------------------------------------------------------------------------
  Special Products and Services
    Harmonic Lightwaves, Inc.*                                  2,100       $    124,687
    Millipore Corp.                                               400             12,750
    Newport News Shipbuilding, Inc.                               100              3,038
                                                                            ------------
                                                                            $    140,475
----------------------------------------------------------------------------------------
  Stores - 0.9%
    Consolidated Stores Corp.*                                    425       $      7,783
    Cost Plus, Inc.*                                              600             21,900
    CSK Auto Corp.*                                               500              8,938
    Home Depot, Inc.                                           26,400          1,993,200
    Office Depot, Inc.*                                        75,100            934,056
    Wal-Mart Stores, Inc.                                      48,400          2,743,675
                                                                            ------------
                                                                            $  5,709,552
----------------------------------------------------------------------------------------
  Technology
    National Semiconductor Corp.*                               1,500       $     44,906
----------------------------------------------------------------------------------------
  Telecommunications - 16.1%
    Aerial Communications, Inc.*                                2,100       $     89,250
    AirGate PCS, Inc.*                                            675             33,750
    Alltel Corp.                                               10,800            899,100
    Amdocs Ltd.*                                                1,100             30,594
    AT&T Corp.*                                                77,900          3,091,657
    Aware, Inc.*                                                  400             12,725
    Centinal Cellular Corp.*                                      400             22,050
    CIENA Corp.*                                               16,700            588,675
    Cisco Systems, Inc.*                                      280,700         20,771,800
    CommNet Cellular, Inc.*                                       800             25,250
    CommScope, Inc.*                                            2,500             99,688
    Copper Mountain Networks, Inc.*                               300             22,125
    Corning, Inc.                                               5,400            424,575
    Cox Communications, Inc.*                                   2,031             92,284
    Critical Path, Inc.*                                          100              4,575
    EchoStar Communications, Corp.*                             4,400            272,250
    Firstcom Corp.*                                            23,200            256,650
    Global TeleSystems Group, Inc.*                            73,124          1,750,406
    International Business Communications
      Systems, Inc.*+                                          40,300                  0
    International Telecommunication Data
      Systems, Inc.*                                            1,900             18,881
    ITC Deltacom, Inc.*                                           900             21,600
    JDS Uniphase Corp.*                                        40,725          6,795,984
    Level 3 Communications, Inc.*                              27,200          1,859,800
    Lucent Technologies, Inc.                                   2,400            154,200
    MCI WorldCom, Inc.*                                       162,517         13,945,990
    Metricom, Inc.*                                               700             30,756
    Metromedia Fiber Network, Inc., "A"*                        7,700            254,581
    Motorola, Inc.                                             17,500          1,705,156
    NEXTEL Communications, Inc.*                               51,200          4,412,800
    Nortel Networks Corp.                                      99,200          6,144,200
    Omnipoint Corp.*                                           42,000          3,470,250
    Partner Communications Co. Ltd.*                           99,475          1,566,731
    Powerwave Technologies, Inc.*                                 600             39,038
    Premiere Technologies, Inc.*                                1,200              6,600
    Price Communications Corp.                                    800             17,400
    QUALCOMM, Inc.*                                            62,250         13,866,187
    Qwest Communications International, Inc.*                  57,500          2,070,000
    RF Micro Devices, Inc.*                                     3,200            165,200
    Sprint Corp.*                                              13,900          1,032,944
    Sprint Corp. (PCS Group)*                                  59,800          4,959,662
    Talk Common, Inc.*                                            170                  0
    Time Warner Telecom, Inc.*                                    800             20,150
    U.S. Cellular Corp.*                                          400             35,400
    Voicestream Wireless Corp.*                                49,300          4,868,375
    Western Wireless Corp.*                                    33,500          1,771,313
    Tekelec Co.*                                                3,300             41,869
                                                                            ------------
                                                                            $ 97,762,471
----------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Calpine Corp.*                                             41,200       $  2,374,150
----------------------------------------------------------------------------------------
Total U.S. Stocks                                                           $246,724,763
----------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $417,837,553)                                $558,275,522
----------------------------------------------------------------------------------------

Short-Term Obligations - 11.7%
----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
                                                        (000 OMITTED)
----------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 11/01/99            $    25,700       $ 25,700,000
    Federal Home Loan Mortgage Corp.,
      due 11/04/99 - 11/30/99                                  32,800         32,702,698
    Federal Home Loan Mortgage Discount Notes,
      due 12/09/99                                             12,800         12,729,607
----------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                             $ 71,132,305
----------------------------------------------------------------------------------------
Other Short-Term Obligations - 11.6%
----------------------------------------------------------------------------------------
                                                               SHARES
----------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $70,683,644)                       70,683,644       $ 70,683,644
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $559,653,502)                           $700,091,471
Other Assets, Less Liabilities - (15.0)%                                     (91,380,402)
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $608,711,069
----------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------
OCTOBER 31, 1999
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $559,653,502)       $700,091,471
  Foreign currency, at value (identified cost, $1,022,725)       1,085,637
  Cash                                                             126,390
  Receivable for Fund shares sold                                2,173,786
  Receivable for investments sold                               14,705,882
  Dividends and interest receivable                                773,371
  Other assets                                                       5,456
                                                             -------------
      Total assets                                           $ 718,961,993
                                                             -------------
Liabilities:
  Payable for Fund shares reacquired                         $   1,114,553
  Payable for investments purchased                             38,097,195
  Collateral for securities loaned, at value                    70,683,644
  Payable to affiliates -
    Management fee                                                  43,452
    Shareholder servicing agent fee                                  4,828
    Distribution and service fee                                    33,384
    Administrative fee                                                 724
  Accrued expenses and other liabilities                           273,144
                                                             -------------
      Total liabilities                                      $ 110,250,924
                                                             -------------
Net assets                                                   $ 608,711,069
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 424,412,916
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies               140,447,013
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               44,652,477
  Accumulated net investment loss                                 (801,337)
                                                             -------------
      Total                                                  $ 608,711,069
                                                             =============
Shares of beneficial interest outstanding                     26,557,159
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $244,777,115 / 10,552,330 shares of
     beneficial interest outstanding)                           $23.20
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                 $24.62
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets $330,541,670 / 14,539,302 shares of
     beneficial interest outstanding)                           $22.73
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $26,120,556 / 1,153,841 shares of
     beneficial interest outstanding)                           $22.64
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,271,728 / 311,686 shares of
     beneficial interest outstanding)                           $23.33
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends                                                 $  5,441,752
    Interest                                                     1,684,124
    Foreign taxes withheld                                        (526,233)
                                                              ------------
      Total investment income                                 $  6,599,643
                                                              ------------
  Expenses -
    Management fee                                            $  4,816,008
    Trustees' compensation                                          42,531
    Shareholder servicing agent fee                                561,865
    Distribution and service fee (Class A)                         758,295
    Distribution and service fee (Class B)                       2,895,793
    Distribution and service fee (Class C)                         222,375
    Administrative fee                                              67,892
    Custodian fee                                                  481,513
    Printing                                                        62,810
    Postage                                                         87,321
    Auditing fees                                                   44,326
    Legal fees                                                       4,384
    Amortization of organization expenses                              703
    Miscellaneous                                                  408,369
                                                              ------------
      Total expenses                                          $ 10,454,185
    Fees paid indirectly                                           (54,804)
    Reduction of expenses by distributor                          (215,922)
                                                              ------------
      Net expenses                                            $ 10,183,459
                                                              ------------
        Net investment loss                                   $ (3,583,816)
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $ 65,789,122
    Foreign currency transactions                                 (690,401)
                                                              ------------
      Net realized gain on investments and foreign
         currency transactions                                $ 65,098,721
                                                              ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $110,873,713
    Translation of assets and liabilities in foreign
       currencies                                                  (13,040)
                                                              ------------
      Net unrealized gain on investments and foreign
        currency translation                                  $110,860,673
                                                              ------------
        Net realized and unrealized gain on investments
          and foreign currency                                $175,959,394
                                                              ------------
          Increase in net assets from operations              $172,375,578
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 1999             1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (3,583,816)   $  (2,765,182)
  Net realized gain on investments and foreign currency
    transactions                                                 65,098,721       39,910,660
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        110,860,673      (40,266,319)
                                                              -------------    -------------
    Increase (decrease) in net assets from operations         $ 172,375,578    $  (3,120,841)
                                                              -------------    -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $ (16,259,953)   $ (20,053,104)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (22,605,139)     (28,720,424)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (1,663,777)      (2,097,140)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (471,404)        (638,217)
                                                              -------------    -------------
    Total distributions declared to shareholders              $ (41,000,273)   $ (51,508,885)
                                                              -------------    -------------
Net decrease in net assets from Fund share transactions       $  (1,797,176)   $ (11,059,613)
                                                              -------------    -------------
      Total increase (decrease) in net assets                 $ 129,578,129    $ (65,689,339)
Net assets:
  At beginning of period                                        479,132,940      544,822,279
                                                              -------------    -------------

At end of period (including accumulated net investment loss
   of $801,337 and $33,619, respectively)                     $ 608,711,069    $ 479,132,940
                                                              =============    =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             1999               1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $18.27             $20.79           $19.09           $18.16           $17.45
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                                                                                               $
                                                 $(0.05)            $(0.01)          $(0.02)          $(0.07)            --
  Net realized and unrealized gain (loss)
    on investments and foreign currency            6.59              (0.41)            2.77             2.73             0.93
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 6.54             $(0.42)          $ 2.75           $ 2.66           $ 0.93
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $ --               $ --             $ --             $(0.01)          $ --
  From net realized gain on investments
    and foreign currency transactions             (1.61)             (2.10)           (1.05)           (1.72)           (0.22)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.61)            $(2.10)          $(1.05)          $(1.73)          $(0.22)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $23.20             $18.27           $20.79           $19.09           $18.16
                                                 ======             ======           ======           ======           ======
Total return(+)                                   38.13%             (1.99)%          15.17%           15.73%            5.47%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.48%              1.49%            1.52%            1.58%            1.63%
  Net investment (income) loss                    (0.23)%            (0.06)%          (0.10)%          (0.35)%           0.02%
Portfolio turnover                                  146%               104%             133%              95%             149%
Net assets at end of period (000 Omitted)      $244,777           $195,194         $204,918         $172,106         $143,543

(S) The distributor voluntarily waived its fee for the periods indicated.
    If the fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
      Net investment loss                        $(0.07)            $(0.03)          $(0.04)          $(0.09)          $ --
      Ratios (to average net assets):
        Expenses##                                 1.58%              1.59%            1.62%            1.68%            1.73%
        Net investment loss                       (0.33)%            (0.16)%          (0.20)%          (0.45)%          (0.08)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             1999               1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $18.06             $20.56           $18.87           $17.97           $17.32
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.20)            $(0.16)          $(0.17)          $(0.21)          $(0.14)
  Net realized and unrealized gain on
    investments and foreign currency               6.48              (0.40)            2.76             2.70             0.92
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 6.28             $(0.56)          $ 2.59           $ 2.49           $ 0.78
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                   $(1.61)            $(1.94)          $(0.90)          $(1.59)          $(0.13)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $22.73             $18.06           $20.56           $18.87           $17.97
                                                 ======             ======           ======           ======           ======
Total return                                      37.12%             (2.70)%          14.30%           14.77%            4.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.23%              2.24%            2.28%            2.39%            2.45%
  Net investment loss                             (0.99)%            (0.81)%          (0.87)%          (1.16)%          (0.80)%
Portfolio turnover                                  146%               104%             133%              95%             149%
Net assets at end of period (000 Omitted)      $330,542           $259,345         $308,692         $282,668         $247,437

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangments.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 1999              1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $17.99            $20.49          $18.85          $17.96          $17.34
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                $(0.20)           $(0.16)         $(0.17)         $(0.20)         $(0.13)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   6.46             (0.40)           2.75            2.70            0.92
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $ 6.26            $(0.56)         $ 2.58          $ 2.50          $ 0.79
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.61)           $(1.94)         $(0.94)         $(1.61)         $(0.17)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $22.64            $17.99          $20.49          $18.85          $17.96
                                                     ======            ======          ======          ======          ======
Total return                                          37.15%            (2.73)%         14.27%          14.88%           4.68%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.23%             2.24%           2.25%           2.32%           2.38%
  Net investment loss                                 (0.99)%           (0.83)%         (0.85)%         (1.10)%         (0.72)%
Portfolio turnover                                      146%              104%            133%             95%            149%
Net assets at end of period (000 Omitted)           $26,120           $19,149         $24,662         $19,994         $13,349

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                                                   ------------------------------             OCTOBER 31,
                                                                     1999                    1998                   1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $18.32                  $20.84                  $18.34
                                                                   ------                  ------                  ------
Income from investment operations# -
  Net investment income                                            $ --                    $ 0.04                  $ 0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                 6.62                   (0.40)                   2.46
                                                                   ------                  ------                  ------
      Total from investment operations                             $ 6.62                  $(0.36)                 $ 2.50
                                                                   ------                  ------                  ------
Less distributions declared to shareholders from net realized
  gain (loss) on investments and foreign currency transactions     $(1.61)                 $(2.16)                 $ --
                                                                   ------                  ------                  ------
Net asset value - end of period                                    $23.33                  $18.32                  $20.84
                                                                   ======                  ======                  ======
Total return                                                        38.55%                  (1.64)%                 13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         1.23%                   1.24%                   1.21%+
  Net investment income (loss)                                       0.01%                   0.19%                   0.20%+
Portfolio turnover                                                    146%                    104%                    133%
Net assets at end of period (000 Omitted)                          $7,272                  $5,445                  $6,550

  * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Growth Fund (the Fund) is a nondiversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At October 31, 1999, the value of securities loaned was $69,150,009. These loans were collateralized by cash of $70,683,644 and U.S. Treasury securities of $1,009,690. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $2,816,098 and $13,523,164 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions, dividends, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

    First $1 billion of average net assets                           0.90%
    Average net assets in excess of $1 billion                       0.75%

The advisory agreement permits the adviser to engage one or more sub-advisers; through August 31, 1999, the adviser engaged Foreign & Colonial Management Ltd. ("FCM") and its subsidiary Foreign & Colonial Emerging Markets Ltd. ("FCEM"), each an England and Wales Company, to manage the assets of the Fund invested in foreign emerging market securities. Effective September 1, 1999, MFS assumed all portfolio management responsibilities for emerging market securities from FCM and FCEM for the Fund, and the sub-investment advisory agreements pursuant to which FCM and FCEM provided their services were terminated.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,014 for the year ended October 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $69,753 for the year ended October 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $40,080 for the year ended October 31, 1999. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended October 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,392 and $242 for Class B and Class C shares, respectively, for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1999, were $5,196, $364,547, and $3,659 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $733,474,325 and $806,847,283, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $564,574,629
                                                                  ------------

Gross unrealized appreciation                                     $147,744,202
Gross unrealized depreciation                                      (12,227,360)
                                                                  ------------

    Net unrealized appreciation                                   $135,516,842
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          47,525,247    $   966,767,986         59,000,914    $ 1,171,149,285
Shares issued to shareholders
  in reinvestment of
  distributions                         836,303         15,402,364            967,119         17,570,051
Shares reacquired                   (48,494,561)      (989,104,678)       (59,138,361)    (1,181,723,918)
                                ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)            (133,011)   $    (6,934,328)           829,672    $     6,955,418
                                ===============    ===============    ===============    ===============

Class B Shares
                                       YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           2,782,026    $    57,830,751          2,457,348    $    47,943,310
Shares issued to shareholders
  in reinvestment of
  distributions                         987,616         17,849,062          1,230,304         22,182,930
Shares reacquired                    (3,591,842)       (72,391,978)        (4,343,624)       (84,629,146)
                                ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)             177,800    $     3,287,835           (655,972)   $   (14,502,906)
                                ===============    ===============    ===============    ===============

Class C Shares
                                       YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           3,132,092    $    63,131,555          2,032,301    $    39,976,080
Shares issued to shareholders
  in reinvestment of
  distributions                          65,363          1,176,528             78,016          1,401,164
Shares reacquired                    (3,107,998)       (62,729,730)        (2,249,822)       (44,495,696)
                                ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)              89,457    $     1,578,353           (139,505)   $    (3,118,452)
                                ===============    ===============    ===============    ===============

Class I Shares
                                       YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              46,819    $       980,650             54,528    $     1,091,358
Shares issued to shareholders
  in reinvestment of
  distributions                          25,647            471,399             35,224            638,251
Shares reacquired                       (57,985)        (1,181,085)          (106,903)        (2,163,282)
                                ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)              14,481    $       270,964            (17,151)   $      (433,673)
                                ===============    ===============    ===============    ===============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1999, was $3,698.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.25% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                   DATE OF
DESCRIPTION                                    ACQUISITION          SHARE AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
International Business
  Communications Systems, Inc.                     8/29/95                40,300         $399,776        $   --
Malayan Banking Berhad                             5/24/99                91,000          249,437          293,475
Malaysian Pacific Industries Berhad               10/13/99                82,000          286,001          338,250
Resorts World Berhad                              11/26/93               116,000          236,602          316,100
Sime Darby Berhad                                  5/24/99               250,000          302,978          283,750
Telekom Malaysia Berhad                            5/24/99               102,000          330,254          298,350
                                                                                                        ----------
                                                                                                        $1,529,925
                                                                                                        ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VIII and Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Fund (the "Fund") including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 9, 1999

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $54,568,577 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 1999.

FOR THE YEAR ENDED OCTOBER 31, 1999, INCOME FROM FOREIGN SOURCES WAS $4,424,942, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $536,972.
--------------------------------------------------------------------------------

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GLOBAL EQUITY FUND

TRUSTEES                                               TREASURER
Richard B. Bailey - Private Investor;                  W. Thomas London*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                           ASSISTANT TREASURERS
                                                       Mark E. Bradley*
Marshall N. Cohan - Private Investor                   Ellen Moynihan*
                                                       James O. Yost*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 SECRETARY
Professor of Surgery, Harvard Medical School           Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE - Chief             ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                       CUSTODIAN
Abby M. O'Neill - Private Investor                     State Street Bank and Trust Company

Walter E. Robb, III - President and Treasurer,         AUDITORS
Benchmark Advisors, Inc. (corporate financial          Deloitte & Touche LLP
consultants); President, Benchmark Consulting
Group, Inc. (office services)                          INVESTOR INFORMATION
                                                       For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                    financial consultant or, for an information
Vice President, Director, and Secretary,               kit, call toll free: 1-800-637-2929 any
MFS Investment Management                              business day from 9 a.m. to 5 p.m. Eastern time
                                                       (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management           INVESTOR SERVICE
                                                       MFS Service Center, Inc.
J. Dale Sherratt - President, Insight                  P.O. Box 2281
Resources, Inc. (acquisition planning                  Boston, MA 02107-9906
specialists)
                                                       For general information, call toll free:
Ward Smith - Former Chairman                           1-800-225-2606 any business day from
(until 1994), NACCO Industries (holding                8 a.m. to 8 p.m. Eastern time.
company)
                                                       For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                     call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company               day from 9 a.m. to 5 p.m. Eastern time. (To
500 Boylston Street                                    use this service, your phone must be equipped
Boston, MA 02116-3741                                  with a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                            For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                            or MFS stock and bond market outlooks, call
500 Boylston Street                                    toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                  anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                 WORLD WIDE WEB
Jeffrey L. Shames*                                     www.mfs.com

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

PORTFOLIO MANAGERS
John W. Ballen*
Toni Y. Shimura*

+Independent Trustee
*MFS Investment Management

MFS(R) GLOBAL GROWTH FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MWF-3 12/99 64.5M 09/209/309/809